Derivatives and hedging	12 Months Ended
Dec. 31, 2024
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and hedging	Derivatives and hedging
During 2023 and 2024, the Company entered into forward and cylinder contracts primarily to hedge certain forecasted NIS denominated payroll payments against exchange rate fluctuations of the U.S. dollar, for a period of up to twelve months. The fair value of future hedging transactions is included in other current assets or other payables and accrued expenses, as appropriate. The Company recorded the cash flows associated with these derivatives under operating activities.
The gross notional amounts of the Company’s foreign currency contracts are denominated in NIS and GBP. The notional amounts of outstanding foreign currency contracts in U.S. dollars are as follows:

	December 31,
	2023	2024

Derivatives designated as hedging instruments	$2,131	$5,418
Derivatives not designated as hedging instruments	927	118
Total	$3,058	$5,536

During the years ended December 31, 2022, 2023 and 2024, (losses) gains related to designated hedging instruments were reclassified from accumulated other comprehensive (loss) income when the related expenses were incurred. These (losses) gains were recorded in the consolidated statements of comprehensive income (loss), as follows:

	Year Ended December 31,
	2022	2023	2024

Cost of revenue	$(246)	$(250)	$31
Research and development	(807)	(849)	108
Sales and marketing	(529)	(551)	60
General and administrative	(361)	(361)	57
Total	$(1,943)	$(2,011)	$256

During the years ended December 31, 2022, 2023 and 2024, the Company recorded (losses) gains related to non-designated hedging instruments in the amount of $(324), $126 and $(133), respectively, which are classified as finance (expenses) income, net in the consolidated statements of comprehensive income (loss).